                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 23, 2004
                                 --------------

                Date of Report (Date of earliest event reported):

                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)



            New York                          1-3157                         13-0872805
   -------------------------         -------------------------        ------------------------
(State or other jurisdiction of             (Commission                   (I.R.S. Employer
         incorporation)                    File Number)                 Identification No.)


400 Atlantic Street, Stamford, Connecticut                                         06921
-----------------------------------------------                         ------------------------
(Address of principal executive offices)                                        (Zip Code)


                                  203-541-8000
                                  ------------
             (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

         On April 23, 2004, International Paper Company issued a press release reporting earnings for the first quarter 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          INTERNATIONAL PAPER COMPANY
                                          ---------------------------
                                                  (Registrant)



Date:    April 23, 2004                   By:  /s/ Andrea L. Dulberg
                                               ---------------------
Stamford, Connecticut                          Andrea L. Dulberg
                                               Assistant Secretary

                                EXHIBIT INDEX


Exhibit 99.1 - Press Release of International Paper Company dated April 23, 2004








                            STATEMENT OF DIFFERENCES


The registered trademark symbol shall be expressed as.....................  'r'